SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) OCTOBER 26, 2000

                                NOXSO CORPORATION
             (Exact name of registrant as specified in its charter)

          VIRGINIA                    000-17454                 54-1118334
(State or other jurisdiction of      (Commission               (IRS Employer
        incorporation)               File Number)            Identification No.)


          19 MAPLE LANE, RHINEBECK, NEW YORK              12572
       (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (914)266-4858

                      2414 LYTLE ROAD BETHEL PARK, PA 15102
          (Former name or former address, if changed since last report)









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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         The Company is in the process of finalizing its audited financial statements for the fiscal year ended June 30, 2000. The Company and its auditors are awaiting independent confirmation of the unsecured creditors with allowed claims which were to receive 100,000 shares of the Company's common stock pro-rata on the basis of the amount of allowed claims owed to each creditor in accordance with the Company's Second Amended Plan of Reorganization.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information: Not applicable.

         (c)      Exhibits: Not Applicable.


ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NOXSO CORPORATION



October 26, 2000                    By:  /S/ ROBERT M. LONG
                                       -------------------------------------
                                       Robert M. Long, President




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